UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2018
(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                             ☐

INTRODUCTORY NOTE
On January 9, 2018 (the “Closing Date”), pursuant to that certain Stock Purchase Agreement, dated as of November 29, 2017 (the “Stock Purchase Agreement”), by and among Churchill Downs Incorporated, a Kentucky corporation (“CDI” or the “Company”), Big Fish Games, Inc., a Washington corporation and wholly owned mobile gaming subsidiary of the Company (“Big Fish”), and Aristocrat Technologies, Inc., a Nevada corporation and indirect wholly owned subsidiary of Aristocrat Leisure Limited, an Australian corporation (the “Purchaser”), the Company completed its previously announced disposition of Big Fish (the “Transaction”).

Item 1.01.	Entry into a Material Definitive Agreement.
The information set forth in Item 5.02 below with respect to the amendment of the Shareholder Agreement (as defined below) is incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On the Closing Date, pursuant to the Stock Purchase Agreement, the Company completed the Transaction. The Purchaser paid an aggregate consideration of US$990 million in cash in connection with the Transaction, subject to customary adjustments for working capital and indebtedness and certain other adjustments as set forth in the Stock Purchase Agreement.
The foregoing description of the Stock Purchase Agreement and the transactions contemplated thereby in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 30, 2017 and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.
CDI expects the potential impact of the recently enacted US tax reform legislation to be favorable to CDI, primarily due to the future reduction in the US corporate income tax rate from 35% to 21%.
The lowering of the US corporate income tax rate to 21% requires revaluation of CDI’s net deferred tax liability position as of December 31, 2017. As a result of this revaluation, we expect an income tax benefit in the fourth quarter 2017 of $55 to $65 million, of which $35 to $40 million is related to Big Fish and $20 to $25 million is related to the other CDI business segments. This is a non-cash benefit to CDI’s fourth quarter 2017 results.
In the fourth quarter 2017, we also incurred a pre-tax cash charge of $16.1 million related to the call premium on the early redemption of our 5.375% Senior Notes due 2021 and a pre-tax non-cash charge of $4.7 million related to the write off of origination costs from the extinguishment of debt. In addition, we expect to incur pre-tax non-cash charges of $20 to $25 million relating to the impairment of certain intangible and other assets.
We expect these items to add $22 to $36 million to our net income for the year ended December 31, 2017. CDI intends to disclose the details of the final actual amounts in its fourth quarter 2017 results announcement. The pro forma financial information incorporated herein by reference does not give effect to any such items.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Transaction, the Company and Big Fish entered into a Separation Agreement and Release on the Closing Date with Paul Thelen, the President of Big Fish and a named executive officer of the Company (the “Separation Agreement and Release”). The Separation Agreement and Release addresses the terms of Mr. Thelen’s (a) separation of employment from Big Fish immediately following the effective time of the closing of the Transaction (the “Separation Date”) and (b) removal from all director, manager and officer positions with the Company, Big Fish and any of their respective affiliates as of the Separation Date.
The Separation Agreement and Release also provides Mr. Thelen with certain severance benefits, in exchange for signing a general release of claims in favor of the Company and its affiliates (including Big Fish and its subsidiaries). Subject to certain conditions set forth in the Separation Agreement and Release, Mr. Thelen is entitled to the following: (a) twelve months of salary continuation, equal to $424,360 in the aggregate; (b) twelve months of COBRA subsidy, equal to $23,820 in the aggregate; and (c) Mr. Thelen’s target bonus for the 2017 fiscal year under the Churchill Downs Incorporated Executive Annual Incentive Plan, equal to a gross amount of $339,448. The Company will also terminate Mr. Thelen’s restricted stock unit agreements and performance share unit agreements and will pay out 22,477 shares to Mr. Thelen as of the Closing Date, less shares withheld for taxes.
The Separation Agreement and Release also amends the Shareholder Agreement, dated as of November 12, 2014, by and between the Company and Mr. Thelen, as previously amended as of October 23, 2015 (the “Shareholder Agreement”), such that the transfer restrictions applicable to shares of the Company’s equity securities owned by Mr. Thelen will no longer be in effect as of the Separation Date. The Shareholder Agreement otherwise remains in full force and effect.
The description of the Separation Agreement and Release and related transactions in this Current Report on Form 8-K does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Separation Agreement and Release, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
A copy of the press release issued by the Company on the Closing Date announcing the completion of the Transaction is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
(b)    Pro Forma Financial Information.
The Company’s unaudited pro forma condensed consolidated financial information giving effect to the Transaction is incorporated herein by reference from Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 30, 2017.
(d)    Exhibits.

2.1
Stock Purchase Agreement, dated as of November 29, 2017, by and among Churchill Downs Incorporated, Big Fish Games, Inc. and Aristocrat Technologies, Inc. (incorporated herein by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 30, 2017).*

10.1Separation Agreement and Release, dated as of January 9, 2018, by and among Churchill Downs Incorporated, Big Fish Games, Inc. and Paul Thelen.
99.1Press Release dated January 9, 2018 issued by Churchill Downs Incorporated.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information (incorporated herein by reference from Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 30, 2017).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2018	CHURCHILL DOWNS INCORPORATED
	By:	/s/ Marcia A. Dall
	Name:	Marcia A. Dall
	Title:	Executive Vice President and Chief Financial Officer